EXHIBIT 99.1

           COLONIAL COMMERCIAL CORP. REPORTS 2007 FOURTH QUARTER AND
           ---------------------------------------------------------
                                YEAR-END RESULTS
                                ----------------

                       RECORD QUARTERLY AND ANNUAL SALES

HAWTHORNE, New Jersey (March 31, 2008) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the fourth quarter and year ended December 31, 2007.

FOURTH  QUARTER  RESULTS

Sales increased by 23.4%, or $4,495,785, to $23,732,856 for the quarter ended December 31, 2007 from $19,237,071 for the same period in 2006. The Company incurred a net loss for the quarter ended December 31, 2007 of $202,538 ($-0.04 per diluted share) compared to net income of $326,393 ($0.06 per diluted share) for the same period in 2006. The decrease in net income reflects, among other things, increases in expenses related to the implementation of the Sarbanes Oxley Act of 2002 requirements in the amount of $93,816, increases in the expense for doubtful accounts in the amount of $342,078 and an increase in interest and depreciation related to the September 10, 2007 acquisition of the assets of S&A Supply, Inc. in the amount of $146,527.

YEAR-END  RESULTS

Sales increased by 15.3%, or $10,931,213, to $82,425,865 for the year ended December 31, 2007 from $71,494,652 for the same period in 2006. The Company's net income decreased by $867,409, to a net loss of $51,637 ($-0.01 per diluted share) for the year ended December 31, 2007, compared to net income of $815,772 ($0.16 per diluted share) for the same period in 2006. This was caused by an increase in expenses for accounting and professional fees related to the implementation of controls and procedures required under the Sarbanes Oxley Act and additional required filings with the Securities and Exchange Commission in the amount of $239,000, an increase in bad debt expense related to the declining economic conditions within the construction industry in the amount of $486,000 and a non-cash expense related to the death benefit due to the estate of the Company's founder in December 2007 in the amount of $45,000. Additional expenses were incurred for the operation of our new Albany, New York location, which opened on April 10, 2007, and the acquisition of the assets of S&A Supply, Inc.

William Pagano, Chief Executive Officer of the Company, said, "We continue to increase market penetration with our air conditioning equipment and are realizing increased sales from our new branch location in the Albany, New York area and sales from our latest acquisition of the assets of S&A Supply, Inc. We are disappointed with our year end results, but remain committed to continued growth in 2008 and beyond in spite of a weakening residential construction market and slowing economy."

About  Colonial  Commercial  Corp.
----------------------------------
Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing and electrical supplies and equipment in the states of New York, New Jersey, Massachusetts, Connecticut and eastern Pennsylvania through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc., www.ausupplyinc.com, The RAL Supply Group, Inc., www.ralsupply.com, and S&A Supply, Inc., www.sasupplyinc.com, subsidiaries to professional contractors. These contractors purchase and install equipment and systems for residential, commercial and industrial users. Colonial also provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. The Company is a leader in the design of direct digital control systems and systems that control multi-location facilities through the Internet.

The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division, and water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is headquartered in placeStateNew Jersey, and, with its affiliates, operates out of 21 locations in its geographic trading area. For more information on Colonial's operations, products and/or services, please visit www.colonialcomm.com.

Safe Harbor Statement
---------------------

The foregoing press release may contain statements concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.

                       (Financial Highlights Follow)

                                COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                        Consolidated Balance Sheets


                                                                              December 31,    December 31,
                                                                                  2007            2006
                                                                             --------------  --------------
                                 Assets
Current assets:
  Cash                                                                       $     622,723   $     482,251
  Accounts receivable, net of allowance for doubtful accounts
    of $478,857 in 2007 and $212,043 in 2006                                    11,364,038       9,069,301
  Inventory                                                                     17,282,661      12,854,317
  Prepaid expenses and other current assets                                      1,107,623       1,057,099
  Deferred tax asset - current portion                                             532,500         420,000
                                                                             --------------  --------------
           Total current assets                                                 30,909,545      23,882,968
Property and equipment                                                           1,799,689       1,512,666
Goodwill                                                                         1,628,133       1,628,133
Other intangibles                                                                  366,376           3,500
Other assets - noncurrent                                                          227,478         202,177
Deferred tax asset - noncurrent                                                  1,176,000       1,288,500
                                                                             --------------  --------------
                                                                             $  36,107,221   $  28,517,944
                                                                             ==============  ==============
                    Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                             $   7,774,988   $   4,719,160
  Accrued liabilities                                                            1,970,396       1,975,175
  Income taxes payable                                                               2,576           1,630
  Borrowings under credit facility - revolving credit                           18,027,055      13,615,696
  Convertible notes payable, includes related party notes of $62,500 in
    2007 and $0 in 2006                                                            137,500               -
  Notes payable - current portion; includes related party notes of
    $30,000 in 2007 and $30,000 in 2006                                            158,827         136,539
                                                                             --------------  --------------
       Total current liabilities                                                28,071,342      20,448,200
  Convertible notes payable, includes related party notes of $262,500 in
    2007 and $325,000 in 2006                                                      337,500         525,000
  Notes payable, excluding current portion; includes related party notes of
    $750,000 in 2007 and $683,125 in 2006                                          929,814         792,394
                                                                             --------------  --------------
       Total liabilities                                                        29,338,656      21,765,594
                                                                             --------------  --------------
                     Commitments and contingencies
Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized, 467,500 shares issued and outstanding in 2007 and 2006,
    liquidation preference of $2,337,500 in 2007 and 2006                           23,375          23,375
  Common stock, $.05 par value, 20,000,000 shares authorized,
    4,637,530 and 4,593,680 shares issued and outstanding in 2007
    and 2006, respectively                                                         231,876         229,684
  Additional paid-in capital                                                    10,773,451      10,707,791
  Accumulated deficit                                                           (4,260,137)     (4,208,500)
                                                                             --------------  --------------
      Total stockholders' equity                                                 6,768,565       6,752,350
                                                                             --------------  --------------
                                                                             $  36,107,221   $  28,517,944
                                                                             ==============  ==============

                              COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                 Consolidated Statements of Operations


                                                                  For the Years Ended December 31,
                                                                2007            2006           2005
                                                            -------------  --------------  ------------
Sales                                                       $ 82,425,865   $  71,494,652   $66,690,945
Cost of sales                                                 58,870,973      50,057,446    46,560,548
                                                            -------------  --------------  ------------
   Gross profit                                               23,554,892      21,437,206    20,130,397

Selling, general and administrative
   expenses, net                                              22,295,941      19,420,124    17,782,752
                                                            -------------  --------------  ------------
   Operating income                                            1,258,951       2,017,082     2,347,645

Other income                                                     297,218         277,866       272,597
Interest expense, net; includes related party interest of
   $101,770 in 2007, $104,485 in
   2006 and $93,154 in 2005                                   (1,502,319)     (1,354,785)   (1,044,454)
                                                            -------------  --------------  ------------
      Income from operations before income tax
         expense (benefit)                                        53,850         940,163     1,575,788

Income tax expense (benefit)                                     105,487         124,391      (487,064)
                                                            -------------  --------------  ------------
   Net (loss) income                                        $    (51,637)        815,772   $ 2,062,852
                                                            =============  ==============  ============

(Loss) income per common share:
  Basic                                                     $      (0.01)  $        0.18   $      0.48
                                                            =============  ==============  ============
  Diluted                                                   $      (0.01)  $        0.16   $      0.40
                                                            =============  ==============  ============

Weighted average shares
   outstanding:
  Basic                                                        4,645,186       4,579,129     4,295,697
                                                            =============  ==============  ============
  Diluted                                                      4,645,186       5,125,646     5,293,114
                                                            =============  ==============  ============

                                 COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                    Consolidated Statements of Cash Flows

                                                                               For The Year Ended
                                                                         2007          2006          2005
                                                                     ------------  ------------  ------------
Cash flows from operating activities:
   Net (loss) income                                                 $   (51,637)  $   815,772   $ 2,062,852
   Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
         Deferred tax benefit                                                  -             -      (641,500)
         Stock-based compensation                                         30,364        53,412       (74,450)
         Provision for doubtful accounts                                 652,468       191,357       101,724
         Depreciation                                                    554,076       457,322       387,719
         Amortization of intangibles                                      11,954         7,834        16,166
         Accretion of debt discount                                       39,183        37,500        37,500
         Tax effect of options exercised                                  34,320        21,120       (48,112)
         Changes in operating assets and liabilities
                Accounts receivable                                   (1,426,013)     (701,615)     (816,853)
                Inventory                                               (821,110)     (867,398)   (1,159,168)
                Prepaid expenses and other current assets                (34,833)       (2,321)     (200,926)
                Other assets - noncurrent                                (25,301)      (66,345)       47,351
                Trade payables                                         2,108,151    (1,272,786)    1,270,156
                Accrued liabilities                                      (23,663)      (71,984)      303,153
                Income taxes payable                                         946       (11,142)      (23,544)
                                                                     ------------  ------------  ------------
                Net cash provided by (used in) operating activities    1,048,905    (1,409,274)    1,262,068
                                                                     ------------  ------------  ------------

Cash flows from investing activities:
    Acquisition of S&A Supply Inc.                                    (4,703,375)            -             -
    Acquisition of Speed Queen assets from Goldman
      Associates of NY, Inc.                                                   -      (149,625)            -
    Additions to property and equipment                                 (451,095)     (300,504)     (401,054)
                                                                     ------------  ------------  ------------
               Net cash used in investing activities                  (5,154,470)     (450,129)     (401,054)
                                                                     ------------  ------------  ------------

Cash flows from financing activities:
    Issuance of common stock and exercise of stock options                13,000         8,000        22,000
    Retirement of preferred stock                                              -             -       (15,400)
    Repurchase of common stock                                            (9,832)            -             -
    Repayments of notes payable: includes related party
    repayments of $30,000 in 2007, $60,389 in 2006 and
    $48,091 in 2005                                                     (215,242)     (162,586)     (141,292)
    Issuance of notes payable                                             46,752        13,073       155,699
    Repayments under credit facility - term loan/overadvance                   -      (562,977)   (1,103,690)
    Borrowings under credit facility - revolving credit, net           4,411,359     2,432,688       524,466
                                                                     ------------  ------------  ------------
                Net cash provided by (used in) financing activities    4,246,037     1,728,198      (558,217)
                                                                     ------------  ------------  ------------
Increase (decrease) in cash                                              140,472      (131,205)      302,797
Cash - beginning of period                                               482,251       613,456       310,659
                                                                     ------------  ------------  ------------
Cash - end of period                                                 $   622,723   $   482,251   $   613,456
                                                                     ============  ============  ============